UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


         Date of Report (Date of earliest event reported): April 17,2003



                         CCBT Financial Companies, Inc.
               (Exact name of Registrant as specified in charter)



    Massachusetts                        000-25381             04-3437708
---------------------             -------------------------    ----------------
(State or other jurisdiction     (Commission file number)      (IRS employer
       of incorporation)                                    identification no.)




             495 Station Avenue, South Yarmouth, Massachusetts 02664
               (Address of principal executive offices) (Zip Code)



                                 (508)-394-1300
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit 99.1 Press Release dated April 17, 2003.


Item 9.  Regulation FD Disclosure.

         On April 17, 2003, CCBT Financial Companies, Inc. (the "Company"), the bank holding company for Cape Cod Bank and Trust Company, N.A. (the "Bank"), issued a press release announcing its 2003 first quarter results. The press release, attached as Exhibit 99.1, is furnished pursuant to Item 12 of Form 8-K and is incorporated by reference herein.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CCBT Financial Companies, Inc.


Date: April 17, 2003                 /s/ PHILLIP W. WONG
                                    ----------------------------------------
                                    Phillip W. Wong
                                    Executive Vice President and
                                    Chief Financial Officer



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                                  Exhibit Index


99.1   Press release, dated April 17, 2003

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